1 TELEFLEX INCORPORATED THIRD QUARTER 2013 EARNINGS CONFERENCE CALL Exhibit 99.1

Conference Call Logistics
The release, accompanying slides, and replay webcast are available online at
www.teleflex.com (click on “Investors”)
Telephone replay available by dialing 888-286-8010 or for international calls, 617-
801-6888, pass code number 49689482

Introductions Benson Smith Chairman, President and CEO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations 3

Forward-Looking Statements/Additional Notes

This presentation and our discussion contain forward-looking information and statements including, but not limited to, our acquisition of Vidacare Corporation and its expected contribution to our 2014 revenue and adjusted earnings per share results; forecasted 2013 constant currency revenue growth; forecasted 2013 gross and adjusted operating margins; expected impact of the medical device tax on adjusted operating margin;
forecasted 2013 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements.
These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K.
This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted gross profit and margin; adjusted operating income and margins; adjusted earnings per share; adjusted selling, general and administrative expenses; and adjusted operating expenses.
Adjusted diluted earnings per share excludes, depending on the period presented, (i) the effect of charges associated with our restructuring program, as well as goodwill and other asset impairment charges; (ii) loss on extinguishment of debt; (iii) the gain or loss on sales of businesses and assets; (iv) losses and other charges related to acquisition costs, the reversal of reserves related to certain contingent consideration liabilities and a previously announced stock keeping unit rationalization program, and a litigation verdict against the Company with respect to a non-operating joint venture; (v) the amortization of the debt discount on the Company’s convertible notes; (vi) charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011; (vii) intangible amortization expense; and (viii) tax benefits resulting from the resolution of prior years’ tax matters and the filing of prior years’ amended tax returns.  In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the
Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-
dilutive impact of the convertible note hedge agreements is not reflected in diluted shares).  Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency
exchange rates from period to period.   Adjusted selling, general and administrative expenses and adjusted operating expenses exclude income related to contingent consideration and costs associated with acquisitions.
Adjusted operating income and margin exclude certain losses and other charges, restructuring and impairment charges and (gain) loss on sale of businesses and assets.  Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation.
The following slides reflect continuing operations.

THIRD QUARTER 2013 HIGHLIGHTS 5

Third Quarter Highlights
•
Revenue of $413.8 million, up 11.6% constant currency vs. prior year
•
Adjusted gross margin of 49.7%, up 67 bps vs. prior year
•
Adjusted operating margins of 17.3%, up 80 bps vs. prior year
•
Adjusted EPS of $1.33, up 26.7% vs. prior year

Third Quarter Highlights
•
Price initiatives drove 109 bps of top-line growth in Q3 2013 compared to Q3 2012
•
EMEA up 180 bps
•
Americas up 103 bps
•
Asia Pacific up 69 bps
•
OEM down 34 bps
•
Continue to expand GPO & IDN relationships
•
9 new agreements (7 IDN; 2 GPO)
•
1 GPO agreement renewal

ARROW® JACC with Chlorag+ard® Technology
First and only long-term antimicrobial and
antithrombogenic central venous catheter
Designed for the placement of central venous
catheters by Vascular Access Specialists
Employs Chlorag+ard® Technology as a
weapon against thrombosis and infection for
up to 30 days, effective against the full
spectrum of bacterial and fungal pathogens
PRODUCT DESCRIPTION
Third Quarter Highlights
LAUNCHED

Q3 2013

•
LMA International N.V. and affiliates
•
Contributed revenue of approximately $34.0 million in Q3 2013
•
Integration and performance continues to be ahead of initial expectations
Third Quarter Highlights

Leading provider of intraosseous (IO), or inside the bone, access devices for diagnostic monitoring and therapeutic applications
Based in Shavano Park, TX
87 issued and 8 pending patent applications
Unique platform technology for immediate vascular access and bone marrow biopsy based driver system
Razor/Razor blade model (Driver and Needle)
Patented technology with strong brand equity
Expands vascular access product portfolio with
a defining technology and moves TFX into the
IO segment
Strengthen EMS channel & Nursing call points
High gross and operating margin profile
Strategic Acquisition
Company
Overview
Strategic Fit
Product

vidacare

EZ-IO
Intraosseous Infusion System

OnControl
BONE MARROW SYSTEM

OnControl
BONE ACCESS SYSTEM

Teleflex

Bone marrow
aspirations, biopsies or
harvesting
Provides safe and rapid
access to vertebrae
during spinal surgery
Strategic Acquisition
Expected to contribute $68 to $72 million of Revenue and between
$0.10 to $0.15 in Adjusted Earnings Per Share in 2014
Intraosseous Infusion
System for immediate
vascular access

THIRD QUARTER 2013 FINANCIAL REVIEW 12

Financial Results
•
Revenue of $413.8 million
• Up 12.4% vs. prior year on an as-reported basis
• Up 11.6% vs. prior year on a constant currency basis
•
Adjusted gross margin of 49.7%
• Up 67 bps vs. prior year
•
Research & development spending up 5.9% from prior year
•
Adjusted operating margin of 17.3%
• Up 80 bps vs. prior year
• Up 145 bps vs. prior year when excluding medical device excise tax
•
Adjusted EPS of $1.33
• Up 26.7% vs. prior year

THIRD QUARTER PRODUCT & SEGMENT REVENUE REVIEW 14

Product Revenue Review
70%
18%
4%
8%
Critical Care Surgical Care
Cardiac Care OEM
Q3’13 Q3’12
Constant Currency Revenue Commentary
66%
19%
5%
10%
Critical Care Surgical Care
Cardiac Care OEM
Critical Care:    $289.3 million, up 17.9% Surgical Care:   $73.2 million, up 3.9%
Anesthesia – up 66.9%
Urology – up 8.6%
Vascular and interventional access – up 4.9%
Respiratory – down 2.5%
Cardiac Care:  $17.6 million, down 1.6% OEM:                  $33.7 million, down 9.4%
Note: Increases and decreases in revenue referred to above are as compared to results for the third quarter of 2012.

Segment Revenue Review
47%
32%
13%
8%
Americas EMEA Asia OEM
Q3’13 Q3’12
Constant Currency Revenue Commentary
46%
32%
12%
10%
Americas EMEA Asia OEM
Americas: $192.5 million, up 13.8% EMEA:           $132.3 million, up 9.6%
Asia: $55.3 million, up 25.2%                    OEM:             $33.7 million, down 9.4%
Note: Increases and decreases in revenue referred to above are as compared to results for the third quarter of 2012.

2013 FINANCIAL OUTLOOK 17

2013 Financial Outlook
•
Constant currency revenue growth of between 8.5% to 10%
• Previously provided constant currency revenue growth range of 10% to 12%
•
Adjusted gross margin of approximately 49.5% to 50%
• Previously provided adjusted gross margin range of 50% to 51%
•
Including impact of medical device tax, adjusted operating margin expected to be between 16.0% to 17.0%
• Medical device tax expected to negatively impact year-over-year adjusted operating margin by ~ 1%
•
Adjusted earnings per share expected to be between $4.85 to $5.00
• Previously provided adjusted earnings per share range of $4.70 to $4.90

QUESTION & ANSWER 19

APPENDICES 20

Appendix A –
Reconciliation of Product Constant Currency Revenue Growth
Dollars in Millions

September 29, 2013 September 30, 2012 Constant Currency Currency Total
Critical Care 289.3 $                         243.7 $                         17.9% 0.8% 18.7%
Surgical Care 73.2                             69.6                             3.9% 1.3% 5.2%
Cardiac Care 17.6                             17.9                             (1.6%) 0.0% (1.6%)
OEM 33.7                             36.9                             (9.4%) 0.9% (8.5%)
Net Revenues 413.8 $                         368.1 $                         11.6% 0.8% 12.4%
Three Months Ended % Increase / (Decrease)

Appendix B –
Reconciliation of Segment Constant Currency Revenue Growth
Dollars in Millions

September 29, 2013 September 30, 2012 Constant Currency Currency Total
Americas 192.5 $                        169.6 $                        13.8% (0.3%) 13.5%
EMEA 132.3 116.0 9.6% 4.4% 14.0%
Asia 55.3 45.6 25.2% (4.0%) 21.2%
OEM 33.7 36.9 (9.4%) 0.9% (8.5%)
Net Revenues 413.8 $                        368.1 $                        11.6% 0.8% 12.4%
Three Months Ended % Increase / (Decrease)

Appendix C –
Reconciliation of Critical Care Product Constant Currency Revenue Growth
Dollars in Millions

September 29, 2013 September 30, 2012 Constant Currency Currency Total
Vascular & Interventional Access 112.6 $                        108.1 $                        4.9% (0.7%) 4.2%
Anesthesia 91.0 54.0 66.9% 1.7% 68.6%
Respiratory 42.9 43.4 (2.5%) 1.4% (1.1%)
Urology 42.8 38.3 8.6% 3.2% 11.8%
Critical Care Net Sales 289.3 $                        243.7 $                        17.9% 0.8% 18.7%
Three Months Ended % Increase / (Decrease)

Appendix D –
Third Quarter Income Statement from Continuing Operations
Dollars in millions, except per share

Q3'13 Q3'12
Revenues 413.8 $        368.1 $        12.4%
Adjusted gross profit 205.8 180.6 14.0%
Adjusted gross margin 49.7% 49.1%
Adjusted selling, general and administrative expenses 118.5 105.0 12.8%
Research and development expenses 15.6 14.8 5.9%
Adjusted operating expenses 134.1 119.8 12.0%
32.4% 32.5%
Adjusted operating income 71.7 60.8 17.9%
Adjusted operating margin 17.3% 16.5%
(Income) / losses and other charges
(1.5) 9.9 NA
Restructuring and impairment charges
7.1 1.1 NA
Operating income
66.0 49.8 32.5%
Operating margin 16.0% 13.5%
Interest expense, net 13.8 18.2 -24.0%
Loss on extinguishments of debt, net 1.3 - NA
Net income attributable to noncontrolling interest 0.2 0.2 24.5%
Taxes / (benefit) on income from continuing operations 5.2 7.2 NA
Income from continuing operations attributable to common shareholders 45.5 $           24.3 $           87.7%
Diluted earnings per share available to common shareholders 1.05 $           0.58 $

Appendix E –
EPS Reconciliation from Continuing Operations
Quarter Ended – September 29, 2013

Cost of
goods
sold
Selling, general
and
administrative
expenses
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
GAAP Basis $209.8 $115.2 $7.1 $1.3 $13.8 $5.2 $45.5 $1.05 43,264
Adjustments
Restructuring and other impairment charges
Loss on extinguishment of debt — — — 1.3 — 0.5 0.8 $0.02 —
Losses and other charges (A)
Amortization of debt discount on convertible
notes
Intangible amortization expense — 12.5 — — — 4.2 8.3 $0.19 —
Tax Adjustment (B) — — — — — 4.1 -4.1 ($0.09) —
Shares due to Teleflex under note hedge (C)
Adjusted basis $208.0 $106.0 — — $10.9 $17.4 $55.6 $1.33 41,836
Restructuring
and other
impairment
charges
Loss on
extinguishment
of debt
Shares
used in
calculation
of GAAP
and
adjusted
earnings
per share
— — 7.1 — — 1.5 5.6
-2.3 ($0.05)
Interest
expense,
net
Diluted
earnings per
share
available to
common
shareholders
—
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
$0.13 —
1.8 -3.3 — — — 0.9
— — — —
$0.04 1.8
— — — $0.04
— —
(A)  In 2013, losses and other charges include approximately ($4.4) million, net of tax, or ($0.10) per share, related to the reversal of a contingent consideration liability;  $2.1 million, net of tax, or $0.05 per share, primarily related to acquisition and severance costs.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statues of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.
1.0 2.9 — —
-1,428
—

Appendix F –
EPS Reconciliation from Continuing Operations
Quarter Ended – September 30, 2012

Cost of
goods
sold
Selling,
general and
administrative
expenses
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
GAAP Basis $187.5 $114.9 $1.1 — $18.2 $7.2 $24.3 $0.58 41,511
Adjustments
Restructuring  and other impairment charges
Losses and other charges (A) — 9.9 — — — 1.5 8.4 $0.20 —
Early termination of interest rate swap (B) — — — — 3.7 1.3 2.3 $0.06 —
Amortization of debt discount on convertible notes
Intangible amortization expense — 11.1 — — — 4.0 7.0 $0.17 —
Tax adjustment (C)
Shares due to Teleflex under note hedge (D)
Adjusted basis $187.5 $94.0 — — $11.8 $16.8 $43.0 $1.05 41,164
Restructuring
and other
impairment
charges
Loss on
extinguishment
of debt
Interest
expense,
net
Diluted
earnings per
share
available to
common
shareholders
Shares
used in
calculation
of GAAP
and
adjusted
earnings
per share
— — 1.1 — — 0.4 0.7 $0.02 —
Loss on extinguishment of debt — — — — — — — —
— — — — 2.7 1.0 1.7 $0.04 —
— — — —
-347
— 1.3 -1.3 ($0.03)
— — — $0.01
(D)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
—
(A)  In 2012, losses and other charges include approximately $8.4 million, net of tax, or $0.20 per share, related to acquisition costs.
(B)  In 2011, the Company terminated an interest rate swap that, at the date of termination, had a notional amount of $350 million. The interest rate swap was designated as a cash flow hedge against the term loan under the Company’s senior credit facility.  At the date of termination, the interest rate swap was in a liability position, resulting in a cash payment by the Company to the counterparty of approximately $14.8 million, which included $3.1 million of accrued interest. In accordance with GAAP, the Company amortized this amount as additional interest expense over the remainder of the original term of the interest rate swap, which expired in September 2012. In the third quarter of 2012, the impact of the amortization, net of tax, was approximately $2.3 million, or
$0.06 per share.
(C)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statues of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.
—
— — — —

Appendix G –
Reconciliation of 2013 Outlook Earnings per Share Guidance
Low High
Diluted earnings per share attributable to common shareholders $3.45 $3.60
Restructuring and impairment charges, net of tax $0.50 $0.50
Intangible amortization expense, net of tax $0.75 $0.75
Amortization of debt discount on convertible notes, net of tax $0.15 $0.15
Adjusted diluted earnings per share $4.85 $5.00

Appendix H –
Reconciliation of Teleflex Selling, General and Administrative Expenses
September 29, 2013 September 30, 2012
Teleflex Selling, General and Administrative Expenses as Reported
115,228 $                              114,878 $
Add: Contingent Consideration Income
4,394 -
Less: Acquisition and Severance Costs (1,135) (9,862)
Adjusted Teleflex Selling, General and Administrative Expenses
118,487 $                              105,016 $
$ thousands
Three Months Ended

Appendix I –
Reconciliation of Teleflex Gross Profit
September 29, 2013 September 30, 2012
Teleflex Gross Profit as Reported
203,992 $                 180,567 $
Add: Acquisition Costs
900 -
Add: North American Distribution Center and Severance Costs 898 -
Adjusted Teleflex Gross Profit
205,790 $                 180,567 $
$ thousands
Three Months Ended